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                                   OCAL, INC.

                             1995 STOCK OPTION PLAN

  1. PURPOSE. The purpose of the Ocal, Inc. 1995 Stock Option Plan (the "Plan") is to provide an incentive to officers, directors and employees of Ocal, Inc. (sometimes referred to as the "Parent") and its subsidiaries (individually and collectively, the "Company") and to other persons providing significant services to the Company to remain in the employ of the Company or provide services to the Company and contribute to its success.

  As used in the Plan, the term "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute, and the terms "Parent" and "Subsidiary" shall have the meaning set forth in Sections 424(e) and (f) of the Code.

  2. ADMINISTRATION. The Plan shall be administered by a Plan Committee which shall be established by the Board of Directors of the Company (the "Board"), which shall appoint and remove members of the Plan Committee in its discretion subject only to the requirements set forth herein. The Plan Committee shall be comprised of two or more non-employee directors of the Board as defined in Rule 16b-3 (or any successor rule) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. It shall determine the meaning and application of the provisions of the Plan and all option agreements executed pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Plan Committee shall have the sole authority to determine:

    (a) The persons to whom options to purchase Stock shall be granted;

    (b) The number of options to be granted to each person;

    (c) The price to be paid for the Stock upon the exercise of each option;

    (d) The period within which each option shall be exercised and, with the consent of the optionee, any extensions of such period (provided, however, that the original period and all extensions shall not exceed the maximum period permissible under the Plan); and

    (e) The terms and conditions of each stock option agreement entered into between the Company and persons to whom the Company has granted an option and of any amendments thereto (provided that the optionee consents to each such amendment).

  3. ELIGIBILITY. Officers, directors and employees of the Company and persons providing significant services to the Company shall be eligible to receive grants of options under the Plan.

                                      (1)
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  4. STOCK SUBJECT TO PLAN. There shall be reserved for issue upon the exercise of options granted under the Plan 400,000 shares of Common Stock of the Parent ("Stock") or the number of shares of Stock, which, in accordance with the provisions of Section 10 hereof, shall be substituted therefor. Such shares may be treasury shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased shares subject thereto shall again be available for the purposes of the Plan.

  5. TERMS OF OPTIONS.

    (a) INCENTIVE STOCK OPTIONS. It is intended that options granted pursuant to this Section 5(a) qualify as incentive stock options as defined in Section 422 of the Code. Incentive stock options shall be granted only to employees of the Company. Each stock option agreement evidencing an incentive stock option shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

       (1) OPTION PRICE. The price to be paid for each share of Stock upon the exercise of each incentive stock option shall be determined by the Plan Committee at the time the option is granted, but shall in no event be less than 100% of the fair market value of the shares on the date the option is granted, or not less than 110% of the fair market value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries. As used in this Plan the term "date the option is granted" means the date on which the Plan Committee authorizes the grant of an option hereunder or any later date specified by the Plan Committee. Fair market value of the shares shall be (i) the mean of the high and low prices of shares of Stock sold on the New York or American Stock Exchange on the date the option is granted (or if there was no sale on such date, the highest asked price for the Stock on such date), or (ii) if the Stock is not listed on either of those exchanges on the date the option is granted, the mean between the "bid" and "asked" prices of the Stock in the National Over-The-Counter Market on the date the option is granted, or (iii) if the Stock is not traded in any market, the price determined by the Plan Committee to be fair market value, based upon such evidence as it may deem necessary or desirable.

       (2) PERIOD OF OPTION AND EXERCISE. The period or periods within which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall any option granted hereunder be exercised more than ten years from the date the option was granted nor more than five years from the date the option was granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent or Subsidiaries.

                                      (2)
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       (3) PAYMENT FOR STOCK. The option exercise price for each share of Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option price be payable, at the election of the holder of the option and with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its fair market value on the date on which the option is exercised. No share of Stock shall be issued upon exercise until full payment therefor has been made, and no optionee shall have any rights as an owner of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

       (4) LIMITATION ON AMOUNT BECOMING EXERCISABLE IN ANY ONE CALENDAR YEAR. Subject to the overall limitations of Section 4 hereof (relating to the aggregate shares subject to the Plan), the aggregate fair market value (determined as of the time the option is granted) of Stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, the Parent, and Subsidiaries) shall not exceed $100,000.

    (b) NONQUALIFIED STOCK OPTIONS. Nonqualified stock options may be granted not only to employees but also to directors who are not employees of the Company and to persons who provide substantial services to the Company. Each nonqualified stock option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Plan Committee may deem appropriate in each case:

       (1) OPTION PRICE. The price to be paid for each share of Stock upon the exercise of an option shall be determined by the Plan Committee at the time the option is granted. As used in this Plan, the term "date the option is granted" means the date on which the Plan Committee authorizes the grant of an option hereunder or any later date specified by the Plan Committee. To the extent that the fair market value of Stock is relevant to the pricing of the option by the Plan Committee, fair market value of the Stock shall be determined as set forth in Section 5(a)(1) hereof.

       (2) PERIOD OF OPTION AND EXERCISE. The period or periods within which an option may be exercised shall be determined by the Plan Committee at the time the option is granted, but in no event shall such period exceed 10 years from the date the option is granted.

                                      (3)
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       (3) PAYMENT FOR STOCK. The option exercise price for Stock purchased under an option shall be paid in full at the time of purchase. The Plan Committee may provide that the option exercise price be payable at the election of the holder of the option, with the consent of the Plan Committee, in whole or in part either in cash or by delivery of Stock in transferable form, such Stock to be valued for such purpose at its fair market value on the date on which the option is exercised. No share of Stock shall be issued until full payment therefor has been made, and no optionee shall have any rights as an owner of shares of Stock until the date of issuance to him of the stock certificate evidencing such Stock.

  6. NONTRANSFERABILITY. The options granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution of the state or country of the optionee's domicile at the time of death or, for options other than incentive stock options, pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act and shall be exercisable during the optionee's lifetime only by him (or, in the case of a transfer pursuant to a qualified domestic relations order, by the transferee under such qualified domestic relations order) and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession.

  7. TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP. Upon termination of the optionee's employment or other relationship with the Company, his rights to exercise options then held by him shall be only as follows (in no case do the time periods referred to below extend the term specified in any option):

    (a) DEATH OR DISABILITY. Upon the death of an optionee, any option which he holds may be exercised (to the extent exercisable at his death), unless it otherwise expires, within such period after the date of his death (not to exceed twelve (12) months) as the Plan Committee shall prescribe in his option agreement, by the employee's representative or by the person entitled thereto under his will or the laws of intestate succession. Upon the disability (within the meaning of Section 22(e)(3) of the Code) of an employee, any option which he holds may be exercised (to the extent exercisable as of the date of disability), unless it otherwise expires, within such period after the date of his disability (not to exceed twelve (12) months) as the Plan Committee shall prescribe in his option agreement.

    (b) RETIREMENT. Upon the retirement of an officer, director or employee or the cessation of services provided by a nonemployee (either pursuant to a Company retirement plan, if any, or pursuant to the approval of the Plan Committee), an option may be exercised (to the extent exercisable at the date of such termination or cessation) by him within such period after the date of his retirement or cessation of services (not to exceed three (3) months) as the Plan Committee shall prescribe in his option agreement.

                                      (4)

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    (c) OTHER TERMINATION. In the event an officer, director or employee ceases to serve as an officer or director or leaves the employ of the Company or a nonemployee ceases to provide services to the Company for any reason other than as set forth in (a) and (b), above, any option which he holds shall terminate at (i) the earlier of 30 days after the date (A) his employment terminates, or
(B) he ceases providing services to the Company or the date he receives written notice that his employment or rendering of services is or will be terminated, or (ii) such later date as determined by the Plan Committee not to exceed the maximum period under Section 7(b) hereof with respect to incentive stock options. The foregoing shall not extend any option beyond the term specified therein and such option shall be exercisable only to the extent exercisable at the date of termination of employment or cessation of services.

    (d) PLAN COMMITTEE DISCRETION. The Plan Committee may in its sole discretion accelerate the exercisability of any or all options upon termination of employment or cessation of services.

  8. DISCRETIONARY ACCELERATION ON MERGER OR SALE OF THE PARENT. In the event the Parent or its shareholders enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Parent by means of a sale, merger, consolidation, reorganization, liquidation or otherwise, an option granted under the Plan will, in the discretion of the Plan Committee, if so authorized by the Board of Directors and conditioned upon consummation of such disposition of assets or stock, become immediately exercisable in full during the period commencing as of the date of the execution of such agreement and ending as of the earlier of the stated termination date of the option or the date on which the disposition of assets or stock contemplated by the agreement is consummated.

  9. TRANSFER TO RELATED CORPORATION. In the event an employee leaves the employ of the Parent to become an employee of a Subsidiary or any employee leaves the employ of a Subsidiary to become an employee of the Parent or another Subsidiary, such employee shall be deemed to continue as an employee for purposes of this Plan.

  10. ADJUSTMENT OF SHARES; TERMINATION OF OPTIONS.

    (a) ADJUSTMENT OF SHARES. In the event of changes in the outstanding Stock by reason of stock dividends, split-ups, consolidations, recapitalizations, reorganizations or like events (as determined by the Plan Committee), an appropriate adjustment shall be made by the Plan Committee in the number of shares reserved under the Plan, in the number of shares set forth in Section 4 hereof, and in the number of shares and the option price per share specified in any stock option agreement with respect to any unpurchased shares. The determination of the Plan Committee as to what adjustments shall be made shall be conclusive. Adjustments for any options to purchase fractional shares shall also be determined by the Plan Committee. The Plan Committee shall give prompt notice to all optionees of any adjustment pursuant to this Section.

                                      (5)
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    (b) TERMINATION OF OPTIONS ON MERGER; SALE OR LIQUIDATION OF PARENT.
Notwithstanding anything to the contrary in this Plan, in the event of any merger, consolidation or other reorganization of the Parent in which the Parent is not the surviving or continuing corporation (as determined by the Plan Committee) or in the event of the liquidation or dissolution of the Parent, all options granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation, or dissolution unless there is an agreement with respect thereto which expressly provides for the assumption of such options by the continuing or surviving corporation.

  11. SECURITIES LAW REQUIREMENTS. The Company's obligation to issue shares of its Stock upon exercise of an option is expressly conditioned upon the completion by the Company of any registration or other qualification of such shares under any state and/or federal law or rulings and regulations of any government regulatory body or the making of such investment representations or other representations and undertakings by the optionee (or his legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification of such shares which the Company in its sole discretion shall deem necessary or advisable. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.

  12. TAX WITHHOLDING. As a condition to exercise of an option or otherwise, the Company may require an optionee to pay over to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to the exercise of an option granted hereunder. At the discretion of the Plan Committee and upon the request of an optionee, the minimum statutory withholding tax requirements may be satisfied by the withholding of shares of Stock otherwise issuable to the optionee upon the exercise of an option.

  13. AMENDMENT. The Board of Directors may amend the Plan at any time, except that without shareholder approval:

    (a) The number of shares of Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 10(a) hereof;

    (b) The option price per share of Stock subject to incentive options may not be fixed at less than 100% of the fair market value of a share of Stock on the date the option is granted;

    (c) The maximum period of ten (10) years during which the options may be exercised may not be extended;

    (d) The class of persons eligible to receive options under the Plan as set forth in Section 3 shall not be changed; and

                                      (6)
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    (e) This Section 13 may not be amended in a manner that limits or reduces the amendments which require shareholder approval.

  14. EFFECTIVE DATE. The Plan shall be effective upon its adoption by the Board of Directors of the Company. Options may be granted but not exercised prior to shareholder approval of the Plan. If any options are so granted and shareholder approval shall not have been obtained within 12 months of the date of adoption of this Plan by the Board of Directors, such options shall terminate retroactively as of the date they were granted.

  15. TERMINATION. The Plan shall terminate automatically as of the close of business on the day preceding the 10th anniversary date of its adoption by the Board of Directors or earlier by resolution of the Board of Directors or upon consummation of the disposition of capital stock or assets of the Parent, as described in Sections 8 and 10(b) hereof. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

  16. STOCK OPTION AGREEMENT. Each option granted under the Plan shall be evidenced by a written agreement ("Stock Option Agreement") executed by the Company and accepted by the optionee, which (i) shall contain each of the provisions and agreements herein specifically required to be contained therein,
(ii) shall indicate whether such option is to be an incentive stock option or a nonqualified stock option, and if it is to be an incentive stock option, such Stock Option Agreement shall contain terms and conditions permitting such option to qualify for treatment as an incentive stock option under Section 422 of the Code, (iii) may contain the agreement of the optionee to remain in the employ of, and/or to render services to, the Company or any Parent or Subsidiary for a period of time to be determined by the Plan Committee, and
(iv) may contain such other terms and conditions as the Plan Committee deems desirable and which are not inconsistent with the Plan.

  17. NO RIGHT TO EMPLOYMENT. Nothing in this Plan or in any option granted hereunder shall confer upon any optionee any right to continue in the employ of the Company or to continue to perform services for the Company or any Parent or Subsidiary, or shall interfere with or restrict in any way the rights of the Company to discharge or terminate any officer, director, employee, independent contractor or consultant at any time for any reason whatsoever, with or without good cause.

                                      (7)